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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 14, 2009

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                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

         NEVADA                     001-32369                     98-0204105
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

          8 Inverness Drive East, Suite 100, Englewood, Colorado 80112
               (Address of principal executive offices)        (Zip Code)
      (Registrant's telephone number, including area code): (303) 483-0044
                                       N/A
         (Former name or former address, if changed since last report).

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE.

         In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

          (d)     Exhibits:

                  99.1     Press release dated October 14, 2009.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   GASCO ENERGY, INC.
October 14, 2009                                   By: /s/  W. King Grant
                                                      --------------------------
                                                      W. King Grant
                                                      Chief Financial Officer




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                                  EXHIBIT INDEX



Exhibit Number                              Exhibit Description

     99.1                           Press release dated October 14, 2009.





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